EXHIBIT 10.1


                             COMPENSATION AGREEMENT

     This Compensation Agreement is dated as of January 16, 2006 among Global Realty Development Corp., a Delaware corporation (the "Company") and MDM Corporate Filer's Inc. ("Consultant").

     WHEREAS, the Consultant has requested the Consultant to provide the Company with business services in connection with its business; and

     WHEREAS, the Company wishes to compensate the Consultant with shares of its common stock for such services rendered;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1. The Company will issue Twenty-Three Thousand Forty-Eight (23,048) shares of the Company's common stock, $.001 par value per share, to the Consultant. Subsequent to the filing of a registration statement on Form S-8 with the Securities and Exchange Commission registering such shares, as set forth in
Section 2 below, the shares to be issued shall represent consideration for services to be performed by the Consultant on behalf of the Company.

     2. The above compensation shall be registered using a Form S-8. The Company shall file such Form S-8 with the Securities and Exchange Commission within 30 days of the execution of this agreement.

     IN WITNESS WHEREOF, this Compensation Agreement has been executed by the Parties as of the date first above written.

                                           GLOBAL REALTY DEVELOPMENT CORP.


                                           /s/ Robert Kohn
                                           -------------------------
                                           Robert Kohn, CEO

                                           MDM CORPORATE FILER'S INC.

                                           /s/Richard Hausig
                                           -------------------------
                                           Richard Hausig, President